Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus, reports to shareholders, and other information about the Fund online at www.invesco.com/prospectus. You can also get this information at no cost by calling (800) 959-4246 or by sending an e-mail request to ProspectusRequest@invesco.com. The Fund’s prospectus and statement of additional information, both dated December 20, 2019 (as each may be amended or supplemented), are incorporated by reference into this Summary Prospectus and may be obtained, free of charge, at the website, phone number or e-mail address noted above.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Fund’s website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by enrolling at invesco.com/edelivery.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call (800) 959-4246 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with your financial intermediary or all funds held with the fund complex if you invest directly with the Fund.

Investment Objective(s)

The Fund’s investment objective is to seek income.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Investors may pay commissions and/or other forms of compensation to an intermediary, such as a broker, for transactions in Class R6 shares, which are not reflected in the table or the Example below.

Shareholder Fees (fees paid directly from your investment)
Class:	R6
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is less)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Class:	R6
Management Fees	0.29%
Distribution and/or Service (12b-1) Fees	None
Other Expenses[1]	0.07
Interest	0.14
Total Other Expenses	0.21
Total Annual Fund Operating Expenses	0.50
1	“Other Expenses” have been restated to reflect current fees.

Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. This Example does not include commissions and/or other forms of compensation that investors may pay on transactions in Class R6 shares. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.

Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class R6	$51	$160	$280	$628

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the fiscal period October 1, 2018 through August 31, 2019, the Fund’s portfolio turnover rate was 42% of the average value of its portfolio.

Principal Investment Strategies of the Fund

Under normal circumstances, the Fund will invest at least 80% of its net assets (including borrowings for investment purposes) in loans made to U.S. and foreign borrowers that are corporations, partnerships or other business entities, and in derivatives and other instruments that have economic characteristics similar to such securities. The Fund may invest directly in loans (as an original lender or by assignment from a lender) or indirectly in loans through loan participation agreements or certain derivative instruments. The Fund will invest in floating (sometimes referred to as “adjustable”) rate loans that pay interest at rates that float above (or are adjusted periodically based on) a benchmark that reflects current interest rates, such as the prime rate offered by one or more major U.S. banks (referred to as the “Prime Rate”). The Fund may also invest in loans with fixed interest rates. While many of

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these loans will be collateralized, the Fund can invest in uncollateralized loans. The Fund has no limits as to the maturity of loans in which it invests or as to the market capitalization range of the borrowers. The Fund can invest without limit in loans that are below investment grade (sometimes referred to as “high yield” or “junk” securities). “Investment-grade” debt instruments are rated in one of the four highest rating categories by nationally recognized statistical rating organizations such as Moody’s or S&P Global Ratings (S&P) (or, in the case of unrated securities, determined by the Fund’s Adviser to be comparable to securities rated investment-grade). The Fund may also invest in unrated loans, in which case the Fund’s Adviser may assign ratings to those instruments, after assessing their credit quality and other factors, in investment-grade or below-investment-grade categories similar to those of nationally recognized statistical rating organizations. There can be no assurance, nor is it intended, that the Adviser’s credit analysis is consistent or comparable with the credit analysis process used by a nationally recognized statistical rating organization. The Fund may invest in such unrated loans whether or not determined by the Adviser to be investment grade. The Fund can invest in loans made in connection with highly leveraged transactions. The Fund may invest in loans where the borrower is experiencing financial difficulty or is insolvent and in loans that are in default at the time the Fund buys them.

The Fund may invest in floating rate loans (sometimes referred to as “adjustable rate loans”) that hold (or in the judgment of the Adviser, hold) a senior position in the capital structure of U.S. and foreign corporations, partnerships or other business entities that, under normal circumstances, allow them to have priority of claim ahead of other obligations of a borrower in the event of liquidation. These investments are referred to as “Senior Loans.” Senior Loans may be collateralized or uncollateralized. They typically pay interest at rates that float above, or are adjusted periodically based on, a benchmark that reflects current interest rates.

When selecting loans for investment, the Fund’s Adviser performs its own analysis based on information obtained from agents that originate or administer loans, other lenders, and ratings organizations, among other sources. The Adviser’s analysis may consider various factors, such as the borrower’s past and projected financial performance; the borrower’s assets and cash flows; the quality and depth of the borrower’s management; the credit quality of the debt obligations of the bank servicing the loan and other intermediaries imposed between the borrower and the Fund; the credit quality of the collateral or other debt security, if any; the state of the borrower’s industry and its position in that industry; and the market for loans generally. The Adviser will continue to monitor the credit quality of loans in its portfolio and the status of the applicable borrowers for the duration of the Fund’s investment.

Principal Risks of Investing in the Fund

As with any mutual fund investment, loss of money is a risk of investing. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The risks associated with an investment in the Fund can increase during times of significant market volatility. The principal risks of investing in the Fund are:

Limited Availability of Loans. Investments in loans may be limited. The limited availability of loans may be due to a number of factors. Direct lenders may allocate only a small number of loans to new investors, including the Fund. There may be fewer loans available for investment that meet the Fund’s standards, particularly in times of economic downturns. Also, lenders or agents may have an incentive to market the less desirable loans to investors such as the Fund while retaining attractive loans for themselves. This would reduce the amount of suitable investments for the Fund.

Debt Securities. The Fund may invest in debt securities, including securities issued or guaranteed by the U.S. government, or its agencies and instrumentalities, or foreign sovereigns, and foreign and domestic corporate bonds, notes and debentures. Debt securities may be subject to the following risks:

∎	Interest Rate Risk. Interest rate risk is the risk that rising interest rates, or an expectation of rising interest rates in the near future, will cause the values of the Fund’s investments in debt securities to decline. The values of debt securities usually change when prevailing interest rates change. When interest rates rise, the values of outstanding debt securities generally fall, and those securities may sell at a discount from their face amount. When interest rates rise, the decrease in values of outstanding debt securities may not be offset by higher income from new investments. When interest rates fall, the values of already-issued debt securities generally rise. Additionally, when interest rates fall, the Fund’s investments in new securities may be at lower yields and may reduce the Fund’s income. The values of longer-term debt securities usually change more than the values of shorter-term debt securities when interest rates change; thus, interest rate risk is usually greater for securities with longer maturities or durations. “Zero-coupon” or “stripped” securities may be particularly sensitive to interest rate changes. Risks associated with rising interest rates are heightened given that interest rates in the U.S. are near, historic lows. Interest rate changes may have different effects on the values of mortgage-related securities because of prepayment and extension risks.

∎

Duration Risk. Duration is a measure of the price sensitivity of a debt security or portfolio to interest rate changes. Duration risk is the risk that longer-duration debt securities are more likely to decline in price, and to a great extent, than shorter-duration debt securities, in a rising interest-rate environment. “Effective duration” attempts to measure the expected percentage change in the value of a bond or portfolio resulting from a change in prevailing interest rates. The change in the value of a bond or portfolio can be approximated by multiplying its duration by a change in interest rates. For example, if a bond has an effective duration of three years, a 1% increase in general interest rates would be expected to cause the bond’s value to decline about 3% while a 1% decrease in general interest rates would be expected to cause the bond’s value to increase 3%. The duration of a debt security may be equal to or shorter than the full maturity of a debt security.

∎

Credit Risk. Credit risk is the risk that the issuer of a security might not make interest and principal payments on the security as they become due. U.S. government securities generally have lower credit risks than securities issued by private issuers or certain foreign governments. If an issuer fails to pay interest, the Fund’s income might be reduced, and if an issuer fails to repay principal, the value of the security might fall and the Fund could lose the amount of its investment in the security. The extent of this risk varies based on the terms of the particular security and the financial condition of the issuer. A downgrade in an issuer’s credit rating or other adverse news about an issuer, for any reason, can reduce the market value of that issuer’s securities.

∎

Credit Spread Risk. Credit spread risk is the risk that credit spreads (i.e., the difference in yield between securities that is due to differences in their credit quality) may increase when the market expects lower-grade bonds to default more frequently. Widening credit spreads may quickly reduce the market values of the Fund’s below-investment grade and unrated securities. Some unrated securities may not have an active trading market or may trade less actively than rated securities, which means that the Fund might have difficulty selling them promptly at an acceptable price.

∎

Extension Risk. Extension risk is the risk that, if interest rates rise rapidly, repayments of principal on certain debt securities may occur at a slower rate than expected, and the expected maturity of those securities could lengthen as a result. Securities that are subject to extension risk generally have a greater potential for loss when prevailing interest rates rise, which could cause their values to fall sharply. Extension risk is particularly prevalent for a callable security where an increase in interest rates could result in the issuer of that security choosing not to redeem the security as anticipated on the security’s call date. Such a decision by the issuer could have the effect of lengthening the debt security’s expected maturity, making it more vulnerable to interest rate risk and reducing its market value.

∎	Reinvestment Risk. Reinvestment risk is the risk that when interest rates fall, the Fund may be required to reinvest the proceeds from a security’s

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sale or redemption at a lower interest rate. Callable bonds are generally subject to greater reinvestment risk than non-callable bonds.
∎

Prepayment Risk. Certain fixed-income securities (in particular mortgage-related securities) are subject to the risk of unanticipated prepayment. Prepayment risk is the risk that, when interest rates fall, the issuer will redeem the security prior to the security’s expected maturity, or that borrowers will repay the loans that underlie these fixed-income securities more quickly than expected, thereby causing the issuer of the security to repay the principal prior to expected maturity. The Fund may need to reinvest the proceeds at a lower interest rate, reducing its income. Securities subject to prepayment risk generally offer less potential for gains when prevailing interest rates fall. If the Fund buys those securities at a premium, accelerated prepayments on those securities could cause the Fund to lose a portion of its principal investment. The impact of prepayments on the price of a security may be difficult to predict and may increase the security’s price volatility. Interest-only and principal-only securities are especially sensitive to interest rate changes, which can affect not only their prices but can also change the income flows and repayment assumptions about those investments.

∎

Event Risk. If an issuer of debt securities is the subject of a buyout, debt restructuring, merger or recapitalization that increases its debt load, it could interfere with its ability to make timely payments of interest and principal and cause the value of its debt securities to fall.

Fixed-Income Market Risks. The fixed-income securities market can be susceptible to unusual volatility and illiquidity. Volatility and illiquidity may be more pronounced in the case of below-investment grade and unrated securities. Liquidity can decline unpredictably in response to overall economic conditions or credit tightening. Increases in volatility and decreases in liquidity may be caused by a rise in interest rates (or the expectation of a rise in interest rates), which are at or near historic lows in the U.S. and in other countries. During times of reduced market liquidity, the Fund may not be able to readily sell bonds at the prices at which they are carried on the Fund’s books. If the Fund needed to sell large blocks of bonds to meet shareholder redemption requests or to raise cash, those sales could further reduce the bonds’ prices. An unexpected increase in Fund redemption requests (including requests from shareholders who may own a significant percentage of the Fund’s shares), which may be triggered by market turmoil or an increase in interest rates, as well as other adverse market and economic developments, could cause the Fund to sell its holdings at a loss or at undesirable prices and adversely affect the Fund’s share price and increase the Fund’s liquidity risk and/or Fund expenses. Similarly, the prices of the Fund’s holdings could be adversely affected if an investment account managed similarly to that of the Fund was to experience significant redemptions and that account was required to sell its holdings at an inopportune time. The liquidity of an issuer’s securities may decrease as a result of a decline in an issuer’s credit rating, the occurrence of an event that causes counterparties to avoid transacting with the issuer, or an increase in the issuer’s cash outflows, as well as other adverse market and economic developments. A lack of liquidity or other adverse credit market conditions may hamper the Fund’s ability to sell the debt securities in which it invests or to find and purchase suitable debt instruments.

Credit Quality. The Fund may invest in securities that are rated or unrated. “Investment-grade” securities are those rated within the four highest rating categories by nationally recognized statistical rating organizations such as Moody’s Investors Service or S&P Global Ratings (S&P) (or, in the case of unrated securities, determined by the Adviser to be comparable to securities rated investment-grade). “Below investment—grade” securities are those that are rated below those categories, which are also referred to as “junk bonds.” While securities rated within the fourth highest category by S&P (meaning BBB+, BBB or BBB-) or by Moody’s (meaning Baa1, Baa2 or Baa3) are considered “investment-grade”, they have some speculative characteristics. If two or more nationally recognized statistical rating organizations have assigned different ratings to a security, the Adviser uses the highest rating assigned.

Credit ratings evaluate the expectation that scheduled interest and principal payments will be made in a timely manner. They do not reflect any judgment of market risk. Ratings and market value may change from time to time, positively or negatively, to reflect new developments regarding the issuer. Rating organizations might not change their credit rating of an issuer in a timely manner to reflect events that could affect the issuer’s ability to make timely payments on its obligations. In selecting securities for its portfolio and evaluating their income potential and credit risk, the Fund does not rely solely on ratings by rating organizations but evaluates business, economic and other factors affecting issuers as well. Many factors affect an issuer’s ability to make timely payments, and the credit risk of a particular security may change over time. The Adviser also may use its own research and analysis to assess those risks. If a bond is insured, it will usually be rated by the rating organizations based on the financial strength of the insurer. The rating categories are described in an Appendix to the Statement of Additional Information.

Unrated Securities. Because the Fund purchases securities that are not rated by any nationally recognized statistical rating organization, the investment adviser may internally assign ratings to those securities, after assessing their credit quality and other factors, in categories similar to those of nationally recognized statistical rating organizations. There can be no assurance, nor is it intended, that the investment adviser’s credit analysis process is consistent or comparable with the credit analysis process used by a nationally recognized statistical rating organization. Unrated securities are considered “investment-grade” or “below-investment-grade” if judged by the investment adviser to be comparable to rated investment-grade or below-investment-grade securities. The investment adviser’s rating does not constitute a guarantee of the credit quality. In addition, some unrated securities may not have an active trading market or may trade less actively than rated securities, which means that the Fund might have difficulty selling them promptly at an acceptable price.

Risks of Below-Investment-Grade Securities. Below-investment-grade securities (also referred to as “junk bonds”) generally have higher yields than investment-grade securities but also have higher risk profiles. Below-investment-grade securities are considered to be speculative and entail greater risk with respect to the ability of the issuer to timely repay principal and pay interest or dividends in accordance with the terms of the obligation and may have more credit risk than investment-grade rated securities, especially during times of weakening economic conditions or rising interest rates. These additional risks mean that the Fund may not receive the anticipated level of income from these securities, and the Fund’s net asset value may be affected by declines in the value of lower-grade securities. The major risks of below-investment-grade securities include:

∎

Prices of below-investment-grade securities may be subject to extreme price fluctuations, even under normal market conditions. Adverse changes in an issuer’s industry and general economic conditions may have a greater impact on the prices of below-investment-grade securities than on the prices of investment grade fixed-income securities.

∎

Below-investment-grade securities may be issued by less creditworthy issuers and may be more likely to default than investment-grade securities. Issuers of below-investment-grade securities may have more outstanding debt relative to their assets than issuers of higher-grade securities. Issuers of below-investment-grade securities may be unable to meet their interest or principal payment obligations because of an economic downturn, specific issuer developments, or the unavailability of additional financing.

∎	In the event of an issuer’s bankruptcy, claims of other creditors may have priority over the claims of below-investment-grade securities holders.
∎

Below-investment-grade securities may be less liquid than higher rated fixed-income securities, even under normal market conditions. There are fewer dealers in the below-investment-grade securities market and there may be significant differences in the prices quoted by the dealers. Because they are less liquid, judgment may play a greater role in valuing certain of the Fund’s securities than is the case with securities trading in a more liquid market.

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∎

Below-investment-grade securities typically contain redemption provisions that permit the issuer of the securities containing such provisions to redeem the securities at its discretion. If the issuer redeems below-investment-grade securities, the Fund may have to invest the proceeds in securities with lower yields and may lose income.

∎	Below-investment-grade securities markets may be more susceptible to real or perceived adverse credit, economic, or market conditions than investment-grade securities.

Because the Fund can invest without limit in below-investment-grade securities, the Fund’s credit risks are greater than those of funds that buy only investment-grade securities. Credit rating downgrades of a single issuer or related similar issuers whose securities the Fund holds in significant amounts could substantially and unexpectedly increase the Fund’s exposure to below-investment-grade securities and the risks associated with them, especially liquidity and default risk.

Special Considerations of Senior Loans and Other Loans. The Fund may invest in loans, and in particular, in floating rate loans (sometimes referred to as “adjustable rate loans”) that hold (or in the judgment of the investment adviser, hold) a senior position in the capital structure of U.S. and foreign corporations, partnerships or other business entities that, under normal circumstances, allow them to have priority of claim ahead of (or at least as high as) other obligations of a borrower in the event of liquidation. These investments are referred to as “Senior Loans.”

Senior loans typically have higher recoveries than other debt obligations that rank lower in the priority of payments for a particular debtor, because in most instances they take preference over those subordinated debt obligations, with respect to payment of interest and principal, and over stock. However, the Fund is still subject to the risk that the borrower under a loan will default on scheduled interest or principal payments and that the assets of the borrower to which the Fund has recourse will be insufficient to satisfy in full the payment obligations that the borrower has to the Fund. The risk of default will increase in the event of an economic downturn or, in the case of a floating rate loan, a substantial increase in interest rates (because the cost of the borrower’s debt service will increase as the interest rate on its loan is upwardly adjusted). The Fund may own a debt obligation of a borrower that becomes, or is about to become, insolvent. The Fund can also purchase debt obligations that are extended to a bankrupt entity (so called debtor-in-possession or ‘DIP’ financing) or debt obligations that are issued in connection with a restructuring of the borrower under bankruptcy laws.

In certain circumstances, loans may not be deemed to be securities, and in the event of fraud or misrepresentation by a borrower or an arranger, lenders will not have the protection of the anti-fraud provisions of the federal securities laws, as would be the case for bonds or stocks. Instead, in such cases, lenders generally rely on the contractual provisions in the loan agreement itself, and common-law fraud protections under applicable state law.

How the Fund Invests in Loans. The Fund may invest in loans in one or more of three ways: the Fund may invest directly in a loan by acting as an original lender; the Fund may invest directly in a loan by purchasing a loan by an assignment; or the Fund may invest indirectly in a loan by purchasing a participation interest in a loan. The Fund may also gain exposure to loans indirectly using certain derivative instruments, which is described elsewhere in this prospectus.

Original Lender. The Fund can invest in loans, generally “at par” (a price for the loan equal approximately to 100% of the funded principal amount of the loan, minus any original issue discount) as an original lender. When the Fund is an original lender, it is entitled to receive a return at the full interest rate for the loan.

Loan Assignments. The Fund may also purchase a loan by assignment. In a loan assignment, the Fund typically succeeds to the rights and obligations of the assigning lender under the loan agreement and becomes a “lender” under the loan agreement, entitled to the same rights (including, but not limited to, enforcement or set-off rights) that are available to lenders generally. When the Fund buys an assignment, it may be required to pay a fee, or cede a portion of the interest and fees that accrued prior to settlement of the assignment, to the lender selling the assignment. Occasionally, the selling lender pays a fee to the assignee. If the Fund assigns a loan, it may be required to pass along to a buyer a portion of any interest and fees that the Fund would otherwise be entitled to. In addition, the Fund may be required to pay a transfer fee to the lending agent.

Participation Interests. The Fund may invest in participation interests in loans. Participation interests represent an undivided fractional interest in a loan. They are typically purchased from banks or dealers that have made the loan or have become members of the loan syndicate by purchasing the loan by assignment. When the Fund invests in a loan via a participation, the participation seller remains the lender of record under the loan agreement, and the Fund typically becomes the beneficial owner of the loan, and is entitled to receive from the participation seller any payments or other property or distributions received by the participation seller from or on behalf of the borrower of the loan. When the Fund buys a participation, it may be required to pay a fee, or cede a portion of the interest and fees that accrued prior to settlement of the participation, to the lender selling the participation. Occasionally, the selling lender pays a fee to the participant. If the Fund sells a participation, it may be required to pass along to a buyer a portion of any interest and fees that the Fund would otherwise be entitled to.

Recourse. When the Fund invests in loans as an original lender it will have direct recourse against the borrower in the event of a failure to pay scheduled principal or interest. When it purchases a loan by assignment, it typically succeeds to whatever rights the assigning lender had under the loan agreement, and will therefore be entitled to the same rights (including, but not limited to, enforcement or set-off rights) that are available to lenders generally. When the Fund buys a participation interest, it assumes the credit risk of the borrower and the counterparty risk of the lender selling the participation interest (and, in certain circumstances, such lender’s credit risk), and the terms of the participation may not entitle the Fund to all rights of a direct lender under the loan (for example, with respect to consent, voting or enforcement rights). Therefore, the Fund’s rights under a participation interest for a particular loan may be more limited than the rights of the original lender or an investor who acquires an assignment of that loan. Where the Fund invests in a loan via a participation, the Fund generally will have no right of direct recourse against the borrower or ability to otherwise directly enforce the terms of the loan agreement.

Investments in Pooled Investment Entities that Invest in Loans. The Fund can also buy interests in trusts and other pooled entities (including other investment companies) that invest primarily or exclusively in loan obligations, including entities sponsored or advised by the Adviser or an affiliate. The Fund will be subject to the pooled entity’s credit risks as well as the credit risks of the underlying loans. The loans underlying these investments may include loans to foreign or U.S. borrowers, may be collateralized or uncollateralized and may be rated investment grade or below or may be unrated. These investments are subject to the risk of default by the borrower, interest rate and prepayment risk, as well as credit risks of the pooled entity that holds the loan obligations.

Interest Rates and Floating or Adjustable Rate Loans. The loans in which the Fund invests typically have floating or adjustable interest rates. For that reason, the Adviser expects that when interest rates change, the values of these floating rate loans will fluctuate less than the values of fixed-rate debt securities, and that the net asset values of the Fund’s shares will fluctuate less than the shares of funds that invest mainly in fixed-rate debt obligations. However, the interest rates of some floating rate loans adjust only periodically. Between the times that interest rates on floating rate loans adjust (which is most often quarterly, but may be monthly, every six months, or some other period), the interest rates on those floating rate loans may not correlate to prevailing interest rates. That will affect the value of the loans and may cause the net asset values of the Fund’s shares to fluctuate.

Prepayment. The Fund has no limits as to the maturity of loans it may purchase. Senior Loans in general have a stated term of between five and seven years, and other types of loans in which the Fund may invest may have shorter or longer maturities. Notwithstanding their stated maturity, loans may be prepaid prior to their stated terms for reasons including, but not limited to, high market demand for loans, refinancing by the borrower,

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mandatory prepayment requirements or desire of the borrower to repay outstanding debt. If a borrower prepays a loan, the Fund will have to reinvest the proceeds in other loans or financial assets that may pay lower rates of return. However, any prepayment and facility fees the Fund receives may help reduce any adverse impact on the Fund’s yield. Because the interest rates on floating rate loans adjust periodically, the Adviser believes that the Fund should generally be able to reinvest prepayments in floating rate loans that have yields similar to those that have been prepaid.

Subordination. Senior loans typically hold the most senior position in a borrower’s capital structure. They may include loans that hold the most senior position alone, loans that hold an equal ranking with other senior debt, or loans that are, in the judgment of the Adviser, in the category of senior debt of the borrower. Borrowers typically are required contractually to pay the holders of senior loans before they pay the holders of subordinated debt and preferred or common shareholders and give the holders of senior secured loans a claim on some or all of the borrower’s assets that is senior to that of subordinated debt, preferred stock and common stock of the borrower in the event that the borrower defaults or becomes bankrupt. Senior loans are subject to the risk that a court could subordinate a senior loan to presently existing or future indebtedness or take other action detrimental to the holders of senior loans.

That senior position in the borrower’s capital structure typically gives the holders of senior loans a claim on some or all of the borrower’s assets that is senior to that of subordinated debt, preferred stock and common stock of the borrower in the event that the borrower defaults or becomes bankrupt. This means in the event the assets of the borrower are insufficient in value to satisfy all its creditors, senior debt will be satisfied in priority to debt that is subordinate to senior debt.

Lien Position. Loans that are collateralized may have multiple lenders or other creditors that take different lien positions. While second lien loan positions generally are subject to similar risks as those associated with investments in first lien loan positions, second lien loan positions have the additional risk that if the borrower defaults on its obligations under the loan and the loan creditors enforce their security interest or if the borrower becomes bankrupt, the secured claims of the creditors in the first lien position will be satisfied prior to the secured claims of the creditors in the second lien position. If the cash flow and assets of the borrower are insufficient to satisfy both the first lien loans and the second lien loans in full, the creditors in the second lien position may not be satisfied in full. If a loan has first and second lien positions, typically the Fund will invest in the first lien position; however, it may invest in the second lien position. Second lien positions generally pay a higher margin than first lien positions to compensate second lien creditors for the greater risk they assume.

Collateral. Loans may be fully collateralized with one or more of (1) working capital assets, such as accounts receivable and inventory, (2) tangible fixed assets, such as real property, buildings and equipment, (3) intangible assets such as trademarks or patents, or (4) shares of stock of the borrower or its subsidiaries or affiliates. A loan agreement may or may not require the borrower to pledge additional collateral to secure a loan if the value of the initial collateral declines, or if additional assets are acquired by the borrower. Collateral may consist of assets that may not be readily liquidated, and there is no assurance that the liquidation of those assets would satisfy a borrower’s obligations under a loan in full. A borrower’s subsidiaries, affiliates, shareholders or owners may provide collateral in the form of secured guarantees and/or security interests in assets that they own. However, the value of the collateral may decline after the Fund invests in the loan, particularly if the collateral consists of equity securities of the borrower or its subsidiaries or affiliates.

If a borrower defaults, insolvency laws may limit the Fund’s access to the collateral, or the lenders may be unable to liquidate the collateral. A bankruptcy court might find that the lenders’ security interest or their enforcement of their security under the loan to be invalid, or a bankruptcy court may require the borrower to use the collateral to pay other outstanding obligations prior to satisfying the lenders in full. If the collateral consists of stock of the borrower or its subsidiaries, the stock may lose all of its value in the event of a bankruptcy, which would leave the Fund exposed to greater potential loss. In addition, in the event of a borrower default on a collateralized loan, the Fund may receive assets other than cash or securities in full or partial satisfaction of the borrower’s obligation under the loan. Those assets may be illiquid, and the Fund might not be able to realize the benefit of the assets for legal, practical or other reasons. The Fund might hold those assets until the Adviser determines it is appropriate to dispose of them. If the collateral becomes illiquid or loses some or all of its value, the collateral may not be sufficient in value to compensate the Fund in full in the event of a default of scheduled interest or principal payments.

The Fund can invest in loans that are not secured by any specific collateral of the borrower. If the borrower is unable to pay interest or defaults in the payment of principal, there will be no collateral on which the Fund can foreclose. Therefore, these loans present greater risks than collateralized loans because the recourse of the Fund to the borrower’s assets in the case of a default would be as a general unsecured creditor.

Highly Leveraged Transactions and Insolvent Borrowers. The Fund can invest in loans made in connection with highly leveraged transactions. These transactions may include operating loans, leveraged buyout loans, leveraged capitalization loans and other types of acquisition financing. Those loans are subject to greater credit risks than other loans. Highly leveraged loans and loans in default also may be less liquid than other loans. If the Fund voluntarily or involuntarily sold those types of loans, it might not receive the full value it expected.

The Fund can also invest in loans of borrowers that are experiencing, or are likely to experience, financial difficulty. In addition, the Fund can invest in loans of borrowers that have filed for bankruptcy protection or that have had involuntary bankruptcy petitions filed against them by creditors. Various laws enacted for the protection of debtors may apply to loans. A bankruptcy proceeding against a borrower could delay or limit the ability of the Fund to collect the principal and interest payments on that borrower’s loans. If a lawsuit is brought by creditors of a borrower under a loan, a court or a trustee in bankruptcy could take certain actions that would be adverse to the Fund.

Restrictive Loan Covenants. Borrowers must comply with various restrictive covenants typically contained in loan agreements. They may include restrictions on dividend payments and other distributions to stockholders, provisions requiring the borrower to maintain specific financial ratios, and limits on total debt. They may include requirements that the borrower prepay the loan with any free cash flow. A break of a covenant that is not waived by the agent bank (or the lenders) is normally an event of default that provides the agent bank or the lenders the right to call the outstanding amount on the loan. If a lender accelerates the repayment of a loan because of the borrower’s violation of a restrictive covenant under the loan agreement, the borrower might default in payment of the loan.

Limited Secondary Market for Loans. Due to restrictions on transfers in loan agreements and the nature of the private syndication of loans, some loans are not as easily purchased or sold as publicly-traded securities. As a result, some loans are illiquid, which means that the Fund may be limited in its ability to sell those loans at an acceptable price when it wants to in order to generate cash, avoid losses or to meet repurchase requests. Bank loan transactions typically take longer than seven days to settle, which may force the Fund to sell other securities at a time when it would not otherwise do so and the Fund may incur losses in order to pay redemption proceeds on time. The market for illiquid financial assets is more volatile than the market for liquid securities and it may be more difficult to obtain accurate valuations for the Fund’s investments.

Possible Limited Availability of Loans. Direct investments in loans and, to a lesser degree, investments in participation interests in or assignments of loans may be limited. The limited availability may be due to a number of factors. Direct lenders may allocate only a small number of loans to new investors, including the Fund. There may be fewer loans available for investment that meet the Fund’s credit standards, particularly in times of economic downturns. Also, lenders or agents may have an incentive to market the less desirable loans to investors such as the Fund while retaining attractive loans for themselves. This would reduce the amount of attractive

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investments for the Fund. If market demand for loans increases, the interest paid by loans that the Fund holds may decrease.

Delayed Settlement. Compared to securities and to certain other types of financial assets, purchases and sales of loans take relatively longer to settle. This is partly due to the nature of loans, which require a written assignment agreement and various ancillary documents for each transfer, and frequently require discretionary consents from both the borrower and the administrative agent. In addition, dealers frequently insist on matching their purchases and sales, which can lead to delays in the Fund’s settlement of a purchase or sale in circumstances where the dealer’s corresponding transaction with another party is delayed. Dealers will also sometimes sell loans short, and hold their trades open for an indefinite period while waiting for a price movement or looking for inventory to purchase. This extended settlement process can (i) increase the counterparty credit risk borne by the Fund; (ii) leave the Fund unable to timely vote, or otherwise act with respect to, loans it has agreed to purchase; (iii) delay the Fund from realizing the proceeds of a sale of a loan; (iv) inhibit the Fund’s ability to re-sell a loan that it has agreed to purchase if conditions change (leaving the Fund more exposed to price fluctuations); (v) prevent the Fund from timely collecting principal and interest payments; and (vi) expose the Fund to adverse tax or regulatory consequences. To the extent the extended loan settlement process gives rise to short-term liquidity needs, such as the need to satisfy redemption requests, the Fund may hold cash, sell investments or temporarily borrow from banks or other lenders. If the Fund undertakes such measures, the Fund’s ability to pay redemption proceeds in a timely manner may be adversely affected, as well as the Fund’s performance.

Credit Quality Standards for Loans. Rating organizations, such as S&P or Moody’s, rate debt obligations by rating the issuer, after evaluating the issuer’s financial soundness. Generally, the lower the investment rating, the more risky the investment. Debt securities rated below “BBB-” by S&P or “Baa3” by Moody’s are commonly referred to as “high risk” securities or, in the case of bonds, “junk bonds.” Loans rated “B” are below investment grade and are regarded by rating organizations as predominantly speculative with respect to the borrower’s ability to repay interest and principal when due over a long period. While securities rated Baa by Moody’s or BBB by S&P are considered to be “investment grade,” they have some speculative characteristics. The Fund may invest in loans that are rated both investment grade and below-investment grade by different rating organizations. An appendix to the Fund’s Statement of Additional Information includes the definitions of the rating categories of the principal rating organizations.

Many loans are not rated by rating organizations. The lack of a rating does not necessarily imply that a loan is of lesser investment quality.

While the Fund expects to have access to financial and other information regarding the borrower that has been made available to the lenders under a loan, it may not have such information in connection with participation interests and certain loan assignments. Additionally, the amount of public information available with respect to loans generally will be less extensive than what is available for exchange-listed or otherwise registered securities.

Risks of Foreign Investing. The Fund can invest in loans that are made to foreign borrowers, or other debt securities issued by them. The Fund’s foreign loans must be dollar-denominated, and interest and principal payments must be payable in U.S. dollars. However, foreign obligations have risks not typically involved in domestic investments. Foreign investing can result in higher transaction and operating costs for the Fund. Foreign issuers are not subject to the same accounting and disclosure requirements to which U.S. issuers are subject. The value of foreign investments may be affected by exchange control regulations, expropriation or nationalization of a company’s assets, foreign taxes, higher transaction and other costs, delays in the settlement of transactions, changes in governmental, economic or monetary policies in the U.S. or abroad, or other political and economic factors.

Risks of Derivative Investments. Derivatives may be volatile and may involve significant risks. The underlying security, obligor or other instrument on which a derivative is based, or the derivative itself, may not perform as expected. For some derivatives, it is possible to lose more than the amount invested in the derivative investment. In addition, some derivatives have the potential for unlimited loss, regardless of the size of the Fund’s initial investment. Certain derivative investments held by the Fund may be illiquid, making it difficult to close out an unfavorable position. Derivative transactions may require the payment of premiums and may increase portfolio turnover. Derivatives are subject to credit risk, since the Fund may lose money on a derivative investment if the issuer or counterparty fails to pay the amount due. As a result of these risks, the Fund could realize little or no income or lose money from the investment, or the use of a derivative for hedging might be unsuccessful.

In addition, pursuant to rules implemented under financial reform legislation, certain over-the-counter derivatives, including certain interest rate swaps and certain credit default swaps, are required to be executed on a regulated market and/or cleared through a clearinghouse, which may result in increased margin requirements and costs for the Fund. Entering into a derivative transaction that is cleared may entail further risks and costs, including the counterparty risk of the clearinghouse and the futures commission merchant through which the Fund accesses the clearinghouse.

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Risks of Credit Default Swaps. Credit default swaps are subject to credit risk on the underlying issuer and to counterparty credit risk. If the counterparty fails to meet its obligations, the Fund may lose money. Credit default swaps are also subject to the risk that the Fund will not properly assess the risk of the underlying issuer. If the Fund is selling credit protection, there is a risk that a credit event will occur and that the Fund will have to pay the counterparty. If the Fund is buying credit protection, there is a risk that no credit event will occur and the Fund will receive no benefit for the premium paid.

Risks of Borrowing. Under the Investment Company Act, the Fund may not incur indebtedness unless immediately after it incurs debt it has “asset coverage” of at least 300% of the aggregate outstanding principal amount of the indebtedness. The Fund may be required to dispose of portfolio investments on unfavorable terms if market fluctuations reduce its asset coverage to less than 300%. Lenders to the Fund will have preference over the Fund’s shareholders as to payments of interest and repayments of principal on amounts that the Fund borrows and preference to the Fund’s assets in the event of its liquidation. Lending agreements may grant the lenders certain voting rights if the Fund defaults in the payment of interest or principal on the loan. Borrowing will cost the Fund interest expense and other fees. The cost of borrowing may reduce the Fund’s return.

Sector Focus Risk. The Fund may from time to time invest a significant amount of its assets (i.e. over 25%) in one market sector or group of related industries. In this event, the Fund’s performance will depend to a greater extent on the overall condition of the sector or group of industries and there is increased risk that the Fund will lose significant value if conditions adversely affect that sector or group of industries.

Management Risk. The Fund is actively managed and depends heavily on the Adviser’s judgment about markets, interest rates or the attractiveness, relative values, liquidity, or potential appreciation of particular investments made for the Fund’s portfolio. The Fund could experience losses if these judgments prove to be incorrect. Additionally, legislative, regulatory, or tax developments may adversely affect management of the Fund and, therefore, the ability of the Fund to achieve its investment objective.

Selection Risk. Poor investment selection by the Adviser will cause the Fund to underperform other funds having a similar investment objective and investment strategies. While the Adviser expects to have access to financial and other information about borrowers, the amount of public information available with respect to loans will generally be less extensive than what is available for exchange-listed or otherwise registered securities.

Performance Information

The bar chart and performance table provide an indication of the risks of investing in the Fund. The Fund has adopted the performance of the Oppenheimer Master Loan Fund, LLC (the predecessor fund) as the result of a reorganization consummated after the close of business on May 24, 2019 (the “Reorganization”). Prior to the Reorganization, the Fund had not yet commenced operations. The bar chart shows changes in the performance of the

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predecessor fund from year to year as of December 31. The performance table compares the predecessor fund’s performance to that of a broad measure of market performance and an additional index with characteristics relevant to the Fund. For more information on the benchmarks used see the “Benchmark Descriptions” section of the prospectus. The Fund’s (and the predecessor fund’s) past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Class R6 shares’ returns shown for periods ending on or prior to May 24, 2019 are those of the Class A shares of the predecessor fund. Class A shares of the predecessor fund were reorganized into Class R6 shares of the Fund after the close of business on May 24, 2019. Class R6 shares’ returns of the Fund will be different from Class A shares’ returns of the predecessor fund as they have different expenses.

Annual Total Returns

Class R6 shares year-to-date (ended September 30, 2019): 1.72%

Best Quarter (ended June 30, 2009): 20.60%

Worst Quarter (ended December 31, 2018): -4.10%

Average Annual Total Returns (for the periods ended December 31, 2018)
	1 Year	5 Years	10 Years
Class R6 shares: Inception (10/31/2007)
Return Before Taxes	-0.12%	3.41%	8.88%
Return After Taxes on Distributions	-0.12	3.41	8.88
Return After Taxes on Distributions and Sale of Fund Shares	-0.07	2.64	7.30
J.P. Morgan Leveraged Loan Index (reflects no deduction for fees, expenses or taxes)	1.08	3.49	8.90
Credit Suisse Leveraged Loan Index (reflects no deduction for fees, expenses or taxes)	1.14	3.33	8.30

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-advantaged arrangements, such as 401(k) plans, 529 college savings plans or individual retirement accounts.

Management of the Fund

Investment Adviser: Invesco Advisers, Inc.

Investment Sub-Adviser: Invesco Senior Secured Management, Inc.

Portfolio Managers	Title	Length of Service on the Fund
Joseph Welsh	Portfolio Manager	2019 (predecessor fund 2007)
David Lukkes	Portfolio Manager	2019 (predecessor fund 2015)
Anthony Arnese	Portfolio Manager	2019

Effective on December 31, 2019, Joseph Welsh will retire as Portfolio Manager of the Fund.

Purchase and Sale of Fund Shares

The Fund is only available for purchase by other Funds in the Invesco fund family and other Invesco pooled investment vehicles. You may purchase, redeem or exchange shares of the Fund on any business day through your financial adviser or by telephone at 800-959-4246. There is no minimum initial investment for Employer Sponsored Retirement and Benefit Plans investing through a retirement platform that administers at least $2.5 billion in retirement plan assets. All other Employer Sponsored Retirement and Benefit Plans must meet a minimum initial investment of at least $1 million in each Fund in which it invests.

For all other institutional investors purchasing Class R6 shares, the minimum initial investment is $1 million, unless such investment is made by (i) an investment company, as defined under the Investment Company Act of 1940, as amended (1940 Act), that is part of a family of investment companies which own in the aggregate at least $100 million in securities, or (ii) an account established with a 529 college savings plan managed by Invesco, in which case there is no minimum initial investment.

There are no minimum investment amounts for Class R6 shares held through retail omnibus accounts maintained by an intermediary, such as a broker, that (i) generally charges an asset-based fee or commission in addition to those described in this prospectus, and (ii) maintains Class R6 shares and makes them available to retail investors.

Tax Information

The Fund intends to operate as a partnership for federal income tax purposes. Accordingly, the Fund generally will not be subject to any federal income tax but each investor will take into account its allocated share of the Fund’s income, capital gains, losses, deductions and credits in determining its income tax liability.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund’s distributor or its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson or financial adviser to recommend the Fund over another investment. Ask your salesperson or financial adviser or visit your financial intermediary’s website for more information.

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